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                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS



     We hereby consent to incorporation by reference in the Prospectus constituting part of the Post-Effective Amendment No. 1 on Form S-3 to Registration Statement on Form S-1 of our report dated January 30, 1998, relating to the consolidated financial statements of Enamelon, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.

     We also consent to the reference to us under the caption "Experts" in such Prospectus.

BDO SEIDMAN, LLP
Woodbridge, New Jersey
April 14, 1998